THE ADVISORS’ INNER CIRCLE FUND (the “Trust”)

Westwood Market Neutral Income Fund (the “Fund”)

Supplement dated August 29, 2019 to:

•	the Fund’s Institutional Shares Summary Prospectus, dated March 1, 2019, as supplemented August 29, 2019 (the “Institutional Summary Prospectus”);

•	the Fund’s Ultra Shares Summary Prospectus, dated March 1, 2019 (the “Ultra Summary Prospectus” and, together with the Institutional Summary Prospectus, the “Summary Prospectuses”);

•	the Fund’s Institutional Shares Statutory Prospectus, dated March 1, 2019, as supplemented March 22, 2019, May 17, 2019, July 29, 2019, August 22, 2019 and August 29, 2019 (the “Institutional Prospectus”);

•	the Fund’s Ultra Shares Statutory Prospectus, dated March 1, 2019, as supplemented July 29, 2019 (the “Ultra Prospectus” and, together with the Summary Prospectuses and Institutional Prospectus, the “Prospectuses”); and

•	the Fund’s Statement of Additional Information, dated March 1, 2019, as supplemented March 22, 2019, May 17, 2019, July 29, 2019, August 22, 2019 and August 29, 2019 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

Important Notice Regarding Change in Investment Policy

On or around November 1, 2019 (the “Effective Date”), the name, investment objective and management fee of the Fund will change. The following is a summary of the changes. On the Effective Date, new prospectuses will replace the Prospectuses for the Fund. You should refer to the new prospectuses, when available, for more information about the strategies, risks and fees of the Fund. Please note that the new prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date.

Changes in the Fund’s Name and Investment Objective

As of the Effective Date, the name and investment objective of the Fund will be changed as follows:

	Current	New
Name	Westwood Market Neutral Income Fund	Westwood Alternative Income Fund
Investment Objective	The investment objective of the Fund is to seek to generate positive total returns in all market conditions through a combination of current income and capital appreciation.	The investment objective of the Fund is to seek to generate absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

Changes in the Fund’s Management Fee

As of the Effective Date, the Fund’s annual management fee of 0.85% of the average daily net assets of the Fund will be replaced with an annual management fee for each share class of the Fund that will consist of a base fee (the “Base Fee”) at a rate of 0.53% and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of the share class exceeds, or is exceeded by, the performance of the FTSE 1-Month U.S. Treasury Bill Index plus 2.00% (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). The Base Fee and Performance Adjustment will each be calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

The Performance Adjustment will be calculated according to a schedule that adds or subtracts 0.0016% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the annual management fee will range from a minimum rate of 0.21% to a maximum rate of 0.85%.

Please retain this supplement for future reference.

WHG-SK-066-0100